Exhibit A

Funds of First Trust Exchange-Traded Fund VIII

(as of March 18, 2024)

First Trust Income Opportunities ETF

First Trust Flexible Municipal High Income ETF

First Trust TCW Opportunistic Fixed Income ETF

First Trust TCW Unconstrained Plus Bond ETF

First Trust Low Duration Strategic Focus ETF

FT Vest U.S. Equity Buffer ETF – August

FT Vest U.S. Equity Deep Buffer ETF – August

FT Vest U.S. Equity Buffer ETF – November

FT Vest U.S. Equity Deep Buffer ETF – November

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

FT Vest U.S. Equity Buffer ETF – February

FT Vest U.S. Equity Deep Buffer ETF – February

First Trust TCW Securitized Plus ETF

FT Vest U.S. Equity Buffer ETF – May

FT Vest U.S. Equity Deep Buffer ETF - May

First Trust Multi-Manager Large Growth ETF

FT Vest U.S. Equity Buffer ETF – June

FT Vest U.S. Equity Deep Buffer ETF – June

FT Vest U.S. Equity Buffer ETF – July

FT Vest U.S. Equity Deep Buffer ETF – July

FT Vest Fund of Buffer ETFs

FT Vest U.S. Equity Buffer ETF – September

FT Vest U.S. Equity Deep Buffer ETF – September

FT Vest U.S. Equity Buffer ETF – October

FT Vest U.S. Equity Deep Buffer ETF – October

FT Vest Growth-100 Buffer ETF – December

FT International Equity Buffer ETF – December

FT Vest Nasdaq-100® Buffer ETF – December

FT Vest U.S. Equity Deep Buffer ETF – December

FT Vest U.S. Equity Buffer ETF – January

FT Vest U.S. Equity Deep Buffer ETF – January

FT Vest Fund of Deep Buffer ETFs

First Trust TCW Emerging Markets Debt ETF

FT Vest Nasdaq-100® Buffer ETF – March

FT Vest U.S. Equity Deep Buffer ETF – March

FT Vest Growth-100 Buffer ETF – March

FT International Equity Buffer ETF – March

FT Vest U.S. Equity Buffer ETF – April

FT Vest U.S. Equity Deep Buffer ETF – April

Exhibit A
(Continued)

First Trust Innovation Leaders ETF

FT Vest Nasdaq-100® Buffer ETF – June

FT Vest International Equity Buffer ETF – June

First Trust Expanded Technology ETF

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June

FT Vest Nasdaq-100® Buffer ETF – September

FT Vest International Equity Buffer ETF – September

First Trust SkyBridge Crypto Industry and Digital Economy ETF

First Trust Multi-Manager Small Cap Opportunities ETF

FT Vest Buffered Allocation Defensive ETF

FT Vest Buffered Allocation Growth ETF

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December

FT Vest Fund of Nasdaq-100® Buffer ETFs

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September

FT Vest U.S. Equity Moderate Buffer ETF – January

FT Vest U.S. Equity Moderate Buffer ETF – February

First Trust Multi-Strategy Alternative ETF

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March

FT Vest U.S. Equity Moderate Buffer ETF – March

FT Vest U.S. Equity Moderate Buffer ETF – April

FT Vest U.S. Small Cap Moderate Buffer ETF - May

FT Vest U.S. Equity Moderate Buffer ETF – May

FT Vest U.S. Equity Moderate Buffer ETF – June

FT Vest U.S. Equity Moderate Buffer ETF – July

FT Vest U.S. Equity Moderate Buffer ETF – August

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August

FT Vest U.S. Small Cap Moderate Buffer ETF - August

FT Vest U.S. Equity Moderate Buffer ETF – September

FT Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)

FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)

FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)

FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)

FT Vest Laddered Moderate Buffer ETF (BUFZ)

First Trust Active Global Quality Income ETF (AGQI)

FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)

FT Vest U.S. Equity Buffer & Premium Income ETF – December (XIDE)

FT Raymond James Multicap Growth Equity ETF (RJMG)

FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)

FT Vest U.S. Equity Max Buffer ETF – March (MARM)

FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)

Appendix A-1-